                                                                    EXHIBIT 99.1



                             Servicer's Certificate
                        (Pursuant to Section 3.9 of the
                        Pooling and Servicing Agreement,
                            Dated December 1, 1997)



                       Banc One Auto Grantor Trust 1997-B


             Interest Period July 20, 2000 through August 20, 2000

              Collection Period July 1, 2000 through July 31, 2000


The undersigned officer of Bank One, Texas, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.



Signed by:       /s/  Tracie H. Klein
           ------------------------------------
           Tracie H. Klein

A.      ORIGINAL DEAL PARAMETER INPUTS
        ------------------------------
(A)     Total Receivable Balance                                                                                $609,110,423.59
(B)     Total Certificate Balance                                                                               $609,110,423.59
(C)     Class A Certificates
        (i)     Class A Percentage                                                                                        94.00%
        (ii)    Original Class A Principal Balance                                                              $572,563,000.00
        (iii)   Class A Pass-Through Rate                                                                                  6.29%
(D)     Class B Certificates
        (i)     Class B Percentage                                                                                         6.00%
        (ii)    Original Class B Principal Balance                                                              $ 36,547,423.59
        (iii)   Class B Pass-Through Rate                                                                                  6.46%
(E)     Servicing Fee Rate (per annum)                                                                                     1.00%
(F)     Weighted Average Coupon (WAC)                                                                                     10.19%
(G)     Weighted Average Original Maturity (WAOM)                                                                  59.48 months
(H)     Weighted Average Remaining Maturity (WAM)                                                                  57.17 months
(I)     Number of Receivables                                                                                            42,750
(J)     Reserve Fund
        (i)     Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                   5.00%
        (ii)    Reserve Fund Initial Deposit                                                                    $ 30,455,521.18
        (iii)   Specified Reserve Balance:
                On any Distribution Date, if Charge-Off and Delinquency Triggers not hit, greater of
                (J) (iii) (a) and (J) (iii) (b).
                (a)     Percent of Remaining Certificate Balance:                                                          5.00%
                (b)     Percent of Initial Certificate Balance (Floor)                                                     1.50%
                On any Distribution Date, if Charge-Off and Delinquency Triggers hit, greater of
                (J) (iii) (b) and (J) (iii) (c).
                (c)     Percent of Remaining Certificate Balance:                                                          8.00%
                Delinquency Trigger:                                                                                       1.75%
                Loss Trigger:
                        Months 1 to 7:                                                                                     2.00%
                        Months 8 to 16:                                                                                    3.00%
                        Months 17 to 72:                                                                                   2.50%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   ---------------------------------------------
(A)  Total Receivable Balance                                                      $160,526,383.27
(B)   Total Certificate Balance                                                    $160,526,383.27
(C)   Total Certificate Pool Factor                                                      0.2635423
(D)   Class A Certificates
      (i)    Class A Certificate Balance                                           $150,894,589.94
      (ii)   Class A Certificate Pool Factor                                             0.2635423
(E)   Class B Certificates
      (i)    Class B Certificate Balance                                           $  9,631,793.33
      (ii)   Class B Certificate Pool Factor                                             0.2635423
(F)   Reserve Fund Balance                                                         $  9,136,656.35
(G)   Cumulative Net Losses for All Prior Periods                                  $  8,870,817.08
(H)   Charge-off Rate for Second Preceding Period                                             1.37%
(I)   Charge-off Rate for Preceding Period                                                    0.69%
(J)   Delinquency Percentage for Secondary Preceding Period                                   1.14%
(K)   Delinquency Percentage for Preceding Period                                             1.24%
(L)   Weighted Average Coupon (WAC)                                                          10.09%
(M)   Weighted Average Remaining Maturity (WAM)                                       29.24 months
(N)   Number of Receivables                                                                 21,068

C.    INPUTS FROM THE MAINFRAME
      -------------------------
(A)   Simple Interest Receivables Principal
      (i)    Principal Collections                                                 $  9,215,416.51
      (ii)   Prepayments in Full                                                   $          0.00
      (iii)  Repuchased Loan Proceeds Related to Principal                         $          0.00
      (iv)   Other Refunds Related to Principal                                    $          0.00
(B)   Simple Interest Receivables Interest
      (i)    Interest Collections                                                  $  1,382,050.26
      (ii)   Repurchased Loan Proceeds Related to Interest                         $          0.00
(C)   Weighted Average Coupon (WAC)                                                          10.09%
(D)   Weighted Average Remaining Maturity (WAM)                                       28.40 months
(E)   Remaining Number of Receivables                                                       20,361

(F)   Delinquent Receivables                        Dollar Amount    Percent               # Units
                                                    -------------    -------               -------
      (i)    30-59 Days Delinquent                    $4,115,309       2.72%                   451
      (ii)   60-89 Days Delinquent                    $1,261,021       0.83%                   131
      (iii)  90 Days or More Delinquent               $  902,647       0.60%                   112

D.    INPUTS FROM OTHER SOURCES
      -------------------------
(A)   Reserve Fund Investment Income                                               $     48,728.83
(B)   Collection Account Investment Income                                         $          0.00
(C)   Realized Losses for Collection Period:
      (i)    Charge-offs for current Collection Period - Principal                 $    144,221.66
      (ii)   Realized Losses for Collection Period (C)(i) - (D)(i)                 $    144,221.66
(D)   Net Loss and Liquidated Receivables Information
      (i)    Liquidation Proceeds Related to Principal                             $          0.00
      (ii)   Liquidation Proceeds Related to Interest                              $          0.00
      (iii)  Recoveries from Prior Month Charge Offs                               $    122,572.33
(E)   Principal Balance of Repossessed Receivables                                 $    410,771.01


E.      COLLECTIONS
        -----------
(A)     Collections allocable to interest                                                      $ 1,382,050.26
(B)     Liquidation Proceeds Related to Interest                                               $         0.00
(C)     Repurchased Loan Proceeds Attributable to Interest                                     $         0.00
(D)     Recoveries from Prior Month Charge Offs                                                $   122,572.33
                                                                                               --------------
(E)     Interest Collections                                                                   $ 1,504,622.59

Principal Collection:
(F)     Collections allocable to principal                                                     $ 9,215,416.51
(G)     Liquidation Proceeds Related to Principal                                              $         0.00
(H)     Repurchased Loan Proceeds Attributable to Principal                                    $         0.00
(I)     Other Refunds Related to Principal                                                     $         0.00
                                                                                               --------------
(J)     Principal Collections                                                                  $ 9,215,416.51

(K)     Total Collections                                                                      $10,720,039.10

F.      DISTRIBUTABLE AMOUNTS
        ---------------------
(A)     Servicing Fee:
        (i)    Servicing Fee                                                                   $   133,771.99
        (ii)   Prior Collection Period unpaid Servicing Fees                                   $         0.00
                                                                                               --------------
        (iii)  Total Servicing Fee                                                             $   133,771.99

Interest:
(B)     Class A Certificates
        (i)    Class A Monthly Interest                                                        $   790,939.14
        (ii)   Class A prior period Interest Carryover Shortfall                               $         0.00
                                                                                               --------------
        (iii)  Class A Interest Distribution                                                   $   790,939.14
(C)     Class B Certificates
        (i)    Class B Monthly Interest                                                        $    51,851.15
        (ii)   Class B prior period Interest Carryover Shortfall                               $         0.00
                                                                                               --------------
        (iii)  Class B Interest Distribution                                                   $    51,851.15

(D)     Total Certificate Interest Distribution                                                $   842,790.29
(E)     Total Certificate Interest Distribution plus Total Servicing Fee                       $   976,562.28

Principal:
(F)     Principal Collections                                                                  $ 9,215,416.51
(G)     Realized Losses                                                                        $   144,221.66
                                                                                               --------------
(H)     Total Monthly Principal                                                                $ 9,359,638.17

(I)     Class A Certificates
        (i)    Class A Monthly Principal                                                       $ 8,798,047.61
        (ii)   Class A prior period Principal Carryover Shortfall                              $         0.00
                                                                                               --------------
        (iii)  Class A Principal Distribution                                                  $ 8,798,047.61
(J)     Class B Certificates
        (i)    Class B Monthly Principal                                                       $   561,590.56
        (ii)   Class B prior period Principal Carryover Shortfall                              $         0.00
                                                                                               --------------
        (iii)  Class B Principal Distribution                                                  $   561,590.56

(K)     Total Principal Distribution                                                           $ 9,359,638.17

(L)     Total Interest and Principal Distribution Amounts plus Servicing Fee                   $10,336,200.45


G.      DISTRIBUTIONS
        -------------
(A)     Total Interest Collections available to be distributed                                            $1,504,622.59
(B)     Class B Percentage of Principal Collections                                                       $  552,937.07
(C)     Servicing Fee
        (i)    Total Servicing Fee                                                                        $  133,771.99
        (ii)   Servicing Fee Paid                                                                         $  133,771.99
        (iii)  Unpaid Servicing Fee                                                                       $        0.00
(D)     Total Interest Collections available to be distributed after Servicing Fee paid                   $1,370,850.60

Interest:
(E)     Class A Certificates
        (i)    Class A Interest Distribution                                                              $  790,939.14
        (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee           $  790,939.14
        (iii)  Total Interest Collections available after Class A Interest Distribution paid              $  579,911.46
        (iv)   Class A Interest Distribution remaining to be paid                                         $        0.00
        (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collection         $        0.00
        (vi)   Class A Interest Distribution remaining to be paid                                         $        0.00
        (vii)  Class A Interest Distribution paid from Reserve Fund                                       $        0.00
        (viii) Class A Interest Carryover Shortfall                                                       $        0.00
        (ix)   Class A Interest Distribution paid                                                         $  790,939.14

(F)     Class B Certificates
        (i)    Class B Interest Distribution                                                              $   51,851.15
        (ii)   Class B Interest Distribution paid from Interest Collections after Class A
               Interest Distribution                                                                      $   51,851.15
        (iii)  Total Interest Collections available after Class B Interest Distribution paid              $  528,060.31
        (iv)   Class B Interest Distribution remaining to be paid                                         $        0.00
        (v)    Class B Interest Distribution paid from Reserve Fund                                       $        0.00
        (vi)   Class B Interest Carryover Shortfall                                                       $        0.00
        (vii)  Class B Interest Distribution paid                                                         $   51,851.15

(G)     Total Interest Paid                                                                               $  842,790.29
(H)     Total Interest and Servicing Fee Paid                                                             $  976,562.28
(I)     Total Interest Collection available after Servicing Fee and Class A and Class B
        Interest Distribution paid                                                                        $  528,060.31

Total Collections available to be distributed:
(J)     Total Principal Collections                                                                       $9,215,416.51
(K)     Excess Interest                                                                                   $  528,060.31
(L)     Less:  Class B Percentage of Principal Collections used to pay Class A Interest Distribution      $        0.00
(M)     Total Collections available to be distributed as principals                                       $9,743,476.82

Principal:
(N)     Class A Certificates
        (i)    Class A Principal Distribution                                                             $8,798,047.61
        (ii)   Class A Principal Distribution paid from total Collections available to be distributed     $8,798,047.61
        (iii)  Total Collections available after Class A Principal Distribution paid                      $  945,429.21
        (iv)   Class A Principal Distribution remaining to be paid                                        $        0.00
        (v)    Class A Principal Distribution paid from Reserve Fund                                      $        0.00
        (vi)   Class A Principal Carryover Shortfall                                                      $        0.00
        (vii)  Class A Principal Distribution paid                                                        $8,798,047.61

(O)     Class B Certificates
        (i)    Class B Principal Distribution                                                             $  561,590.56
        (ii)   Class B Principal Distribution paid from total Collections available to be distributed     $  561,590.56
        (iii)  Total Collections available after Class B Principal Distribution paid                      $  383,838.65
        (iv)   Class B Principal Distribution remaining to be paid                                        $        0.00
        (v)    Class B Principal Distribution paid from Reserve Fund                                      $        0.00
        (vi)   Class B Principal Carryover Shortfall                                                      $        0.00
        (vii)  Class B Principal Distribution paid                                                        $  561,590.56

(P)     Total Excess Cash to the Reserve Fund                                                             $  383,838.65


H.      POOL BALANCE AND PORTFOLIO INFORMATION
        --------------------------------------

                                                                                Beginning                     End
                                                                                of Period                  of Period
                                                                           -----------------           ------------------
(A)    Balances and Pool Factors
      (i)      Aggregate Balance of Certificates                             $160,526,383.27              $151,166,745.10
      (ii)     Aggregate Certificate Pool Factor                                   0.2635423                    0.2481763
      (iii)    Class A Principal Balance                                     $150,894,589.94              $142,096,542.33
      (iv)     Class A Pool Factor                                                 0.2635423                    0.2481763
      (v)      Class B Principal Balance                                     $  9,631,793.33              $  9,070,202.77
      (vi)     Class B Pool Factors                                                0.2635423                    0.2481763

(B)   Pool Information
      (i)      Weighted Average Coupon (WAC)                                           10.09%                       10.09%
      (ii)     Weighted Average Remaining Maturity (WAM)                        29.24 months                 28.40 months
      (iii)    Remaining Number of Receivables                                        21,068                       20,361
      (iv)     Pool Balance                                                  $160,526,383.27              $151,166,745.10

I.    RECONCILIATION OF RESERVE ACCOUNT
      ---------------------------------
(A)   Beginning Reserve Account Balance                                                                   $  9,136,656.35
(B)   Less:  Draw to pay Class A Interest Distribution                                                    $          0.00
(C)   Reserve Account Balance after draw                                                                  $  9,136,656.35
(D)   Less:  Draw to pay Class B Interest Distribution                                                    $          0.00
(E)   Reserve Account Balance after draw                                                                  $  9,136,656.35
(F)   Less:  Draw to pay Class A Principal Distribution                                                   $          0.00
(G)   Reserve Account Balance after draw                                                                  $  9,136,656.35
(H)   Less:  Draw to pay Class B Principal Distribution                                                   $          0.00
(I)   Reserve Account Balance after draw                                                                  $  9,136,656.35
(J)   Total excess Collections in the Reserve Fund                                                        $    383,838.65
(K)   Reserve Fund Balance                                                                                $  9,520,495.00
(L)   Specified Reserve Account Balance                                                                   $  9,136,656.35
(M)   Reserve Account Release to Seller                                                                   $    383,838.65
                                                                                                          ---------------
(N)   Ending Reserve Account Balance                                                                      $  9,136,656.35
                                                                                                          ===============

J.    NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
      -----------------------------------------
(A)   Liquidated Contracts
      (i)      Liquidation Proceeds Related to Principal                                                  $          0.00
      (ii)     Liquidation Proceeds Related to Interest                                                   $          0.00
                                                                                                          ---------------
      (iii)    Recoveries on Previously Liquidated Contracts                                              $    122,572.33
(B)   Aggregate Net Losses for Collection Period                                                          $     21,649.33
(C)   Charge-off Rate for Collection Period (annualized) (Aggregate Net Losses)                                      0.17%
(D)   Cumulative Aggregate Net Losses for all Periods                                                     $  8,892,466.41


(E)   Delinquent Receivables                                                  Dollar Amount                       # Units
                                                                             ---------------                      -------
      (i)      30-59 Days Delinquent                                         $  4,115,309.35       2.72%              451
      (ii)     60-89 Days Delinquent                                         $  1,261,020.64       0.83%              131
      (iii)    90 Days or More Delinquent                                    $    902,647.11       0.60%              112

(F)      Aggregate Principal Balance of Repossessed Receivables                                           $    410,771.01

K.      TEST FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
        ------------------------------------------------------
(A)     Charge-off Rate
        (i)     Second Preceding Collection Period                                      1.37%
        (ii)    Preceding Collection Period                                             0.69%
        (iii)   Current Collection Period                                               0.17%
        (iv)    Three Month Average (Avg. (i,ii,iii))                                   0.74%

(B)     Delinquency Percentages
        (i)     Second Preceding Collection                                             1.14%
        (ii)    Preceding Collection Period                                             1.24%
        (iii)   Current Collection Period                                               1.43%
        (iv)    Three Month Average (Avg. (i,ii,iii))                                   1.27%

(C)     Loss and  Delinquency Trigger Indicator                            Trigger was not hit



L.      STATEMENT TO CERTIFICATEHOLDERS
        -------------------------------                                                                      Per $1,000 of
                                                                                                          Original Principal
(A)      Amount of distribution allocable to principal:                   Dollars ($)                           Balance
                                                                   ------------------------             ------------------------
         (i)   Class A Certificates                                         $  8,798,047.61                           15.3660778
         (ii)  Class B Certificates                                         $    561,590.56                           15.3660780

                                                                                                             Per $1,000 of
                                                                                                          Original Principal
(B)      Amount of distribution allocable to interest:                    Dollars ($)                           Balance
                                                                   ------------------------             ------------------------
         (i)   Class A Certificates                                         $    790,939.14                            1.3814011
         (ii)  Class B Certificates                                         $     51,851.15                            1.4187361

(C)      Pool Balance as of the close of business on the
         last day of the Collection Period                                  $151,166,745.10

                                                                                                             Per $1,000 of
(D)      Amount of the Servicing Fee paid to the Servicer with                                            Original Principal
         respect to the related Collection Period                         Dollars ($)                           Balance
                                                                   ------------------------             ------------------------
         (i)   Total Servicing Fee                                          $    133,771.99
         (ii)  Class A Percentage of the Servicing Fee                      $    125,745.50                            0.2196186
         (iii) Class B Percentage of the Servicing Fee                      $      8,026.49                            0.2196186


                                                                                                             Per $1,000 of
                                                                                                          Original Principal
                                                                          Dollars ($)                           Balance
                                                                   ------------------------             ------------------------
(E)      (i)   Class A Interest Carryover Shortfall                         $          0.00                            0.0000000
         (ii)  Class A Principal Carryover Shortfall                        $          0.00                            0.0000000
         (iii) Class B Interest Carryover Shortfall                         $          0.00                            0.0000000
         (iv)  Class B Principal Carryover Shortfall                        $          0.00                            0.0000000

         Change with respect to immediately preceding Distribution Date:
         (v)   Class A Interest Carryover Shortfall                         $          0.00                            0.0000000
         (vi)  Class A Principal Carryover Shortfall                        $          0.00                            0.0000000
         (vii) Class B Interest Carryover Shortfall                         $          0.00                            0.0000000
         (viii)Class B Principal Carryover Shortfall                        $          0.00                            0.0000000

(F)      Pool factors for each class of certificates after giving
         effect to all payments allocated to principal                                                          Pool Factor
                                                                                                        ------------------------
         (i)   Class A Pool Factor                                                                                     0.2481763
         (ii)  Class B Pool Factor                                                                                     0.2481763

(G)      Amount of the aggregate Realized Losses,
         if any, for such Collection Period ($)                             $    144,221.66

(H)      Aggregate principal balance of all receivables which
         were more than 60 days delinquent as of the close
         of business on the last day of the preceding
         Collection Period                                                  $  2,163,667.75

(I)      Amount on deposit in the Reserve Fund on such
         Distribution Date, after giving effect to distributors
         made on such Distribution Date                                     $  9,136,656.35

(J)      Aggregate outstanding principal balances for each
         class of certificates, after giving effect to all
         payments allocated to principal                                                                    Principal Balance
                                                                                                        ------------------------
         (i)   Class A  Principal Balance                                                                        $142,096,542.33
         (ii)  Class B  Principal Balance                                                                        $  9,070,202.77
                                                                                                        ------------------------

(K)      Amount otherwise distributable to the Class B
         Certificateholders that is being distributed to the
         Class A Certificateholders on such Distribution Date               $          0.00

(L)      Aggregate Purchase Amount of Receivables repurchased by
         the Seller or purchased by the Servicer with
         respect to the Related Collection Period ($)                       $          0.00


M.   INSTRUCTIONS TO THE TRUSTEE
     ---------------------------
On the Distribution Date, make the following deposits and distributions:
(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)       Servicing Fee                                                     $  133,771.99
     (ii)      Servicing Fees retained by the Seller                             $  133,771.99
                                                                                 -------------
     (iii)     Servicing Fees to be distributed to the Seller on the
               Distribution Date (i-iii)                                                        $        0.00
                                                                                                -------------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
     (i)       for the Class A Interest Distribution                             $  790,939.14
     (ii)      for the Class A Principal Distribution                            $8,798,047.61
                                                                                 -------------
     (iii)     Total (i+ii)                                                                     $9,588,986.75
                                                                                                -------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
     (i)       for the Class B Interest Distribution                             $   51,851.15
     (ii)      for the Class B Principal Distribution                            $  561,590.56
                                                                                 -------------
     (iii)     Total (i+ii)                                                                     $  613,441.71
                                                                                                -------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                $  383,838.65
                                                                                                -------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A
     Distribution Account:
     (i)       Amount the excess of the Class A Interest Distribution
               over the sum of Interest Collections and the Class B
               Percentage of Principal Collections                                              $        0.00
     (ii)      Amount equal to the excess of the Class A Principal
               Distribution over the portion of Principal Collections and
               Interest Collections remaining after the distribution of the
               Class A Interest Distribution and the Class B
               Interest Distribution                                                            $        0.00
                                                                                                -------------
     (iii)     Total                                                                                           $        0.00
                                                                                                               -------------

(F)  Withdraw from the Reserve Fund and deposit in the Class B
     Distribution Account:
     (i)       Amount equal to the excess of the Class B Interest
               Distribution over the portion of Interest Collections
               remaining after the distribution of the Class A
               Interest Distribution                                                            $        0.00
     (ii)      Amount equal to the excess of the Class B Principal
               Distribution over the portion of Principal Collections
               and Interest Collections remaining after the distribution
               of the Class A Interest Distribution, the Class B Interest
               Distribution, and the Class A Principal Distribution                             $        0.00
                                                                                                -------------
     (iii)     Total                                                                                           $        0.00
                                                                                                               -------------